<Page 10>                                          EXHIBIT 99



                       Selected Information
                   Relating to the Receivables

                 Ford Credit 1995-B Grantor Trust


Total amount of 1995 distributions to Class A
Certificateholders allocable to principal.........$ 87,814,378.20

Total amount of 1995 distributions to Class A
Certificateholders allocable to interest..........$ 15,870,287.78

Total amount of Class A servicing fees
paid in 1995 to Servicer..........................$  2,689,879.29